SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 22, 2006 (December 20, 2006)
Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On December 22, 2006, Dean Foods Company (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1, announcing that Mr. John Llewellyn would retire from the Board of Directors. Mr. Llewellyn’s retirement from Deans’ Board is expected to become effective at the Company’s 2007 annual meeting of shareholders in May 2007.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
     Press Release of Dean Foods Company dated December 22, 2006 regarding Mr. John Llewellyn.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006	DEAN FOODS COMPANY
	By:	/s/ Steven J. Kemps
Steven J. Kemps
Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Dean Foods Company, dated December 22, 2006